UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2007

Date of reporting period: 12/31/2007

Item 1. Report to Stockholders.

ANNUAL REPORT

December 31, 2007

Nicholas High Income Fund, Inc.

Consistency in a World of Change

[Oaktree Image]

700 North Water Street

Milwaukee, Wisconsin 53202

www.nicholasfunds.com

February 2008

Report to Fellow Shareholders:

Overview:

Nicholas High Income Fund Class I returned 2.13% for the year ended December 31, 2007. The performance for high yield investments was muted compared to the previous year, but the market faced significant headwinds during the second half of the year and valuations started from lofty levels. Our concern at the start of the year was primarily focused on the historically rich valuations (tight yield spreads), which led us to take a more conservative stance in the portfolio. The Fund's positioning in more defensive sectors and issuers led to good relative performance versus other funds in the high yield corporate bond category.

Dark clouds continue to hang over the financial landscape and other serious risks have emerged this past year, but our conservative strategy has not changed. Our focus is on issuers that hold advantageous positions within their industry, generate sufficient cash flow to meet their debt obligations and show an ability to navigate difficult economic periods. The opening comments paint a less than enthusiastic outlook for high yield, however we are more optimistic entering 2008 than one year ago. The market has moved swiftly to incorporate the risks of slower economic growth and potentially higher default rates by increasing the yield cushion by nearly threefold from one year ago. It is unlikely we have seen the bottom as of this writing, but valuations are getting to a level that is pricing in significant future bad news. The daily bombardment of news regarding house foreclosures, declining markets and an impending recession has piqued our contrarian interest. It might be a little early, but as patient investors we are warming to the current market for long-term investments.

The potential benefits to investing in high yield today would include cheaper valuations, a market yield surpassing 10%, legislative action to attempt to reinvigorate the consumer and the Fed standing by with an aggressive easing policy to stimulate the economy. We believe the housing market will likely take years to recover to normalcy and the tighter lending standards will close the spigot too fast and loose money, but that is typical in credit cycles. Time is needed to work off inventory, work out of badly underwritten loans and absorb future defaults, but it is our belief that the market is discounting a fair amount of this already.

Portfolio Review:

As indicated before, we took a more conservative stance to our portfolio position in 2007 for several reasons. Primarily it was the rich valuations across the market at the beginning of the year that led us to focus on securities of issuers we felt should be able to maintain their valuations better in a difficult market. This included issuers in the consumer staples sector and away from companies in discretionary spending sectors. We looked to add to our position in higher credit ratings, which had underperformed in recent years. Lastly, we focused on securities with larger margins of safety to withstand the stress of our expected market volatility. We felt these were prudent steps but they were not sufficient to withstand the broad, systematic declines in the high yield market. To varying degrees nearly all high yield securities were repriced lower in the second half of the year to offer a greater yield to investors.

Two allocation strategies that added value to the Funds performance in 2007 included a small allocation, less than 3%, to high dividend paying stocks and cash. The stocks offered very competitive dividend yields and potential for capital appreciation.

Historically, the Fund has occasionally made small tactical allocations to stocks that offer these attributes. We would expect this allocation to modestly increase in the coming year. On the other side of the spectrum was a higher allocation to cash equivalents, which we allowed to move between 8 - 10% during the period. The short-term investments offered stability and served as ready cash to take advantage of attractively priced long-term investments.

Within the high yield sectors the Fund was underweighted in Basic Industry and Media industries. The Fund has generally been underweighted in Basic Industry due to its cyclicality, but valuations and concerns over a slower economy suggested there were better areas to focus on. The underweighting was a source of outperformance for the Fund. Our avoidance in the Media/Cable sector was due to both valuation and fundamentals. We did not feel the valuations were providing enough cushion against an industry that had a number of companies with high levels of debt and some difficult pricing pressure due to fierce competition. Our underweight in Cable/Media had hurt the relative performance in previous years, but it was the Fund's largest source of added performance during the year.

Sectors we overweighted during the period included the Aerospace/Defense and Services sectors. We have long held an overweight position in Aerospace/Defense due to the stability in earnings and long-term government contracts. Their stable attributes paid dividends with greater relative performance as the market declined late last year. Historically, we have had a larger weighting in the services sector because of its stability over the economic cycle, specifically healthcare companies have been core holdings. The relative performance during the period was not as significant as we had expected, but we continue to believe this area has the potential to offer stable returns.

The Fund's long-term strategy is based on a process that seeks to identify value opportunities in out of favor or under followed securities of financially sound companies. Opportunities tend to arise over time in the securities of companies that fall temporarily out of favor due to specific company or industry issues that may taint the companies. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor which could in turn reward investors with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Outlook:

The critical issues for high yield in the year ahead will be the strength of the economy, stabilizing the housing and mortgage market, liquidity and identifying replacement demand for high yield securities. Our view is the economy will - slow in the first half of 2008 but should avoid a recession given the stimulus from the Fed rate cuts. It is clear that consumption will decline, but steady employment and global economic growth should help the U.S. muddle through this period. The one caveat is should employment weaken significantly our outlook would quickly turn to a recession, but we think that is a low probability.

We believe the housing market is in the early stages of a multi-year recovery to bring both inventories and prices back into line for the next housing bull market. Our outlook for a protracted recovery is based on the dramatic tightening of lending standards and stickiness of housing prices.

Mortgage rates alone are not an impediment to home sales, but the extreme rise in home prices in recent years coupled with tighter lending should keep sales activity modest. With more modest home valuations and less access to credit, the consumption driven by home-equity withdrawals will likely slow on the margin. From a psychological standpoint, the absence of a wealth effect from home appreciation will also likely slow consumption on large ticket items.

The absence of liquidity and demand from investors such as hedge funds and collateralized loan and debt obligations will be an issue that could cause problems near-term. Liquidity has dried up along with the demand for new issue high yield bonds and loans. The high yield buyers' strike will continue to pressure yields higher and keep some new issue deals from getting placed. Until demand recovers for the bonds and loans the high yield market will struggle without significant appreciation in values. The upside to this slowdown is a more rational pricing of risk and better security covenants that may offer greater protection to investors. Higher quality deals at cheaper prices provide value for a buyer.

One issue that has been telegraphed to the market is the increase in default rates from 26-year lows. The default rate of 1.06% in December is widely expected to increase by 3-4 times. This will take it close to the longer-term average of 4.9%. The market is rational in applying higher risk premiums to more highly levered companies, which coincidently include many of the new deals brought in recent years. Surely there will be more defaults as some companies are unable to function under the weight of debt leveraged 5-8 times EBITDA (Earnings Before Interest Taxes Depreciation and Amortization). But as we stated before, we think the market has repriced much of this anticipated decline in credit quality before the actual event occurs.

Lastly we are structuring the portfolio to maintain a shorter maturity structure against interest rates approaching the lows from 2003. We see little value in longer-term bonds and much greater price risk when interest rates eventually turn higher some time in the future. Our focus is on bonds in the 5-7 year area or shorter, which tend to offer greater stability due to the shorter duration.

We will remain disciplined in our approach to high yield investing adding bonds that we believe are undervalued as well as taking profits in those positions that we feel the market has pushed to an excessive value. Also, our cash position is higher than we would ordinarily prefer, but we appreciate the benefits of having liquidity in this market.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended December 31, 2007. The Fund and Morningstar performance data is net of fees, while the Merrill Lynch Index is gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	2.13%	4.19%	8.77%	2.76%
Merrill Lynch U.S. High Yield Master II Constrained Index	2.53%	5.29%	10.61%	5.57%
Morningstar High Yield Bond Funds Category	1.47%	4.61%	9.50%	4.01%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$10,213	$11,311	$15,224	$13,128
Fund's Class I Expense Ratio (from 04/30/07 Prospectus): 0.71%

The Fund's expense ratios for the period ended December 31, 2007 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your support and investment in the Nicholas High Income Fund.

Regards,

/s/ Lawrence J. Pavelec

Lawrence J. Pavelec, CFA

Senior Vice President

Fund Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Cash flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/08)

The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund's Class I, to the same investment over the same periods in the Merrill Lynch U.S. High Yield Master II Constrained Index. The graph assumes a $10,000 investment in the Fund's Class I and the index at the beginning of the first fiscal year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS HIGH INCOME FUND, INC. CLASS I AND

MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX

	Nicholas High Income Fund, Inc. - Class I	% Total Return	Merrill Lynch High Yield Master II Constrained Index	% Total Return
12/31/1997	$10,000.00		$10,000.00
12/31/1998	10,047.00	0.47%	10,294.40	2.94%
12/31/1999	10,039.97	(0.07)%	10,544.66	2.43%
12/31/2000	8,822.12	(12.13)%	9,996.86	(5.20)%
12/31/2001	9,594.94	8.76%	10,445.02	4.48%
12/31/2002	8,622.97	(10.13)%	10,389.66	(0.53)%
12/31/2003	10,584.70	22.75%	13,295.44	27.97%
12/31/2004	11,606.12	9.65%	14,740.92	10.87%
12/31/2005	11,766.04	1.38%	15,150.28	2.78%
12/31/2006	12,855.14	9.26%	16,779.84	10.76%
12/31/2007	13,128.37	2.13%	17,204.37	2.53%

The Fund's Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2007	Five Years Ended December 31, 2007	Ten Years Ended December 31, 2007

Average Annual Total Return	2.13%	8.77%	2.76%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period (1)
-------------------------------------------------------------------------

                                        Year Ended December 31,
                               ------------------------------------------
                                2007     2006     2005     2004     2003
                               ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........  $10.70   $10.50   $11.15   $10.95   $ 9.65
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....     .75      .75      .80      .80      .85
   Net gain (loss) on
    securities (realized and
    unrealized) .............    (.52)     .20     (.65)     .20     1.30
                               ------   ------   ------   ------   ------
      Total from investment
       operations ...........     .23      .95      .15     1.00     2.15
                               ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.75)    (.75)    (.80)    (.80)    (.85)
                               ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................  $10.18   $10.70(2)$10.50(2)$11.15(2)$10.95(2)
                               ------   ------   ------   ------   ------
                               ------   ------   ------   ------   ------

TOTAL RETURN ................   2.13%    9.26%    1.38%    9.65%   22.75%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........   $91.9   $100.1   $101.9   $114.6   $120.4
Ratio of expenses to
 average net assets .........    .72%     .71%     .69%     .64%     .60%
Ratio of net investment
 income to average
 net assets .................   6.97%    6.91%    7.06%    7.16%    7.94%
Portfolio turnover rate .....  59.14%   49.85%   59.29%   64.17%  104.40%

(1) Per share data for all periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 2 of these Class I highlights (Note 7).
(2) The net asset value reported at the original dates prior to the reverse stock split were $2.14, $2.10, $2.23 and $2.19 for the years ended December 31, 2006,
2005, 2004, and 2003, respectively.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period (1)
-----------------------------------------------------------------------------------
                             Years Ended December 31,    Period from
                             ------------------------   02/28/2005 (2)
                                2007         2006        to 12/31/2005
                               ------       ------      ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........  $10.60       $10.40          $11.20
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....     .71          .70             .75
   Net gain (loss) on
    securities (realized and
    unrealized) .............    (.54)         .20            (.80)
                               ------       ------          ------
      Total from investment
       operations ...........     .17          .90            (.05)
                               ------       ------          ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.71)        (.70)           (.75)
                               ------       ------          ------
NET ASSET VALUE, END
 OF PERIOD ..................  $10.06       $10.60(3)       $10.40(3)
                               ------       ------          ------
                               ------       ------          ------

TOTAL RETURN ................   1.59%        9.04%         (0.53)%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) .........  $133.9       $126.8           $52.2
Ratio of expenses to
 average net assets .........   1.07%        1.07%           1.04(5)
Ratio of net investment
 income to average
 net assets .................   6.58%        6.59%           6.85%(5)
Portfolio turnover rate .....  59.14%      49.85%           59.29%

(1) Per share data for all periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class N highlights (Note 7).
(2) Commencement of operations.
(3) The net asset value reported at the original dates prior to the reverse stock split were $2.12 and $2.08 for the year ended December 31, 2006 and for the period ended December 31, 2005, respectively.
(4) Not annualized.
(5) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Top Ten Portfolio Issuers
December 31, 2007 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Ford Motor Company ........................................     2.66%
        ARAMARK Corporation .......................................     2.34%
        Great Lakes Dredge & Dock Company .........................     2.29%
        Iron Mountain Incorporated ................................     2.20%
        Res-Care, Inc. ............................................     2.15%
        Pilgrim's Pride Corporation ...............................     2.13%
        Flextronics International Ltd. ............................     2.07%
        Rent-A-Center, Inc. .......................................     2.03%
        Constellation Brands, Inc. ................................     2.01%
        Alliance Laundry Systems LLC ..............................     1.82%
                                                                       ------
        Total of top ten ..........................................    21.70%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
December 31, 2007 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Industrials ...............................................    22.82%
        Consumer Discretionary ....................................    15.51%
        Energy ....................................................    14.53%
        Information Technology ....................................    10.32%
        Health Care ...............................................    10.05%
        Consumer Staples ..........................................     9.95%
        Financials ................................................     5.65%
        Short-Term Investments ....................................     5.11%
        Utilities .................................................     2.82%
        Materials .................................................     1.63%
        Telecommunication Services ................................     1.61%

Top Ten Portfolio Issuers and Sector Diversification exclude collateral for securities lending.

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended December 31, 2007 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                      06/30/07         12/31/07       07/01/07 - 12/31/07
        ------------------------------------------------------------------
        Actual        $1,000.00        $  995.40               $3.57
        Hypothetical   1,000.00         1,021.42                3.62
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                      06/30/07          12/31/07       07/01/07 - 12/31/07
        ------------------------------------------------------------------
        Actual        $1,000.00        $  994.50               $5.33
        Hypothetical   1,000.00         1,019.66                5.40
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2007
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                                          Value
-----------                                                                   ------------
NON-CONVERTIBLE BONDS - 90.50%
             Consumer Discretionary - Auto & Components - 3.04%
$1,000,000   American Axle & Manufacturing,Inc. 5.25%, 02/11/14(1)            $    840,000
   500,000   Ford Motor Company 7.125%, 11/15/25                                   342,500
   500,000   Ford Motor Company 7.45%, 07/16/31(1)                                 371,250
 1,250,000   General Motors Corporation 8.25%, 07/15/23(1)                         993,750
   250,000   Tenneco Inc. 144A restricted, 8.125%, 11/15/15                        247,500
                                                                              ------------
                                                                                 2,795,000
                                                                              ------------
             Consumer Discretionary - Consumer Durables & Apparel - 1.34%
 1,000,000   Jarden Corporation 7.50%, 05/01/17                                    860,000
   500,000   Simmons Company 10.00%, 12/15/14(1)                                   370,000
                                                                              ------------
                                                                                 1,230,000
                                                                              ------------
             Consumer Discretionary - Consumer Services - 1.43%
    15,000   United Rentals (North America), Inc. 6.50%, 02/15/12                   13,612
 1,500,000   United Rentals (North America), Inc. 7.75%, 11/15/13                1,305,000
                                                                              ------------
                                                                                 1,318,612
                                                                              ------------
             Consumer Discretionary - Hotels, Restaurants & Leisure - 2.78%
 1,000,000   Herbst Gaming, Inc. 7.00%, 11/15/14                                   590,000
   500,000   MGM MIRAGE  6.625%, 07/15/15                                          468,750
 2,000,000   Station Casinos, Inc. 6.50%, 02/01/14                               1,500,000
                                                                              ------------
                                                                                 2,558,750
                                                                              ------------
             Consumer Discretionary - Media - 2.63%
   500,000   DIRECTV Holdings LLC 8.375%, 03/15/13                                 520,000
 1,000,000   Nielsen Finance LLC 10.00%, 08/01/14                                1,022,500
   500,000   R.H. Donnelley Corporation 6.875%, 01/15/13                           447,500
   500,000   Scholastic Corporation 5.00%, 04/15/13                                429,496
                                                                              ------------
                                                                                 2,419,496
                                                                              ------------
             Consumer Discretionary - Retail - 4.13%
 1,000,000   Michaels Stores, Inc. 10.00%, 11/01/14(1)                             950,000
 2,000,000   Rent-A-Center, Inc. 7.50%, 05/01/10                                 1,865,000
 1,000,000   Sally Holdings LLC 9.25%, 11/15/14(1)                                 990,000
                                                                              ------------
                                                                                 3,805,000
                                                                              ------------
             Consumer Staples - Food & Staple Retail - 1.56%
 2,000,000   Restaurant Company (The) 10.00%, 10/01/13                           1,435,000
                                                                              ------------
             Consumer Staples - Food, Beverage & Tobacco - 5.79%
 2,000,000   Constellation Brands, Inc. 144A restricted, 7.25%, 05/15/17         1,850,000
 2,000,000   Pilgrim's Pride Corporation 7.625%, 05/01/15                        1,965,000
   500,000   Pinnacle Foods Finance LLC 144A restriced, 9.25%, 04/01/15            456,250
 1,000,000   Reynolds American Inc. 7.25%, 06/01/13                              1,057,734
                                                                              ------------
                                                                                 5,328,984
                                                                              ------------
             Consumer Staples - Household & Personal Products - 2.49%
 1,500,000   Solo Cup Company 8.50%, 02/15/14(1)                                 1,290,000
 1,000,000   Visant Holding Corporation 8.75%, 12/01/13                          1,005,000
                                                                              ------------
                                                                                 2,295,000
                                                                              ------------
             Energy - 13.04%
 1,500,000   Chesapeake Energy Corporation 7.625%, 07/15/13                      1,548,750
   875,000   CONSOL Energy Inc. 7.875%, 03/01/12                                   923,125
   500,000   Deluxe Corporation 7.375%, 06/01/15                                   497,500
 1,000,000   Denbury Resources Inc. 7.50%, 04/01/13                              1,010,000
   500,000   El Paso Corporation 6.875%, 06/15/14                                  503,612
 1,500,000   Forest Oil Corporation 7.75%, 05/01/14                              1,522,500
   750,000   Grant Prideco, Inc. 6.125%, 08/15/15                                  783,750
   500,000   Harvest Operations Corp. 7.875%, 10/15/11                             471,250
   500,000   Helix Energy Solutions Group,Inc.
              144A restricted, 9.50%, 01/15/16                                     508,750
   500,000   Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                     475,000
   750,000   Inergy, L.P. 6.875%, 12/15/14                                         729,375
 1,000,000   Newfield Exploration Company 6.625%, 09/01/14                         990,000
 1,000,000   Stone Energy Corporation 8.25%, 12/15/11                            1,000,000
   500,000   Tesoro Corporation 6.50%, 06/01/17                                    495,000
   500,000   Williams Companies, Inc. (The) 8.125%, 03/15/12                       544,375
                                                                              ------------
                                                                                12,002,987
                                                                              ------------
             Financials - Banks - 1.54%
 1,000,000   Cardtronics, Inc. 9.25%, 08/15/13                                     975,000
   500,000   MGIC Investment Corporation 5.375%, 11/01/15                          443,757
                                                                              ------------
                                                                                 1,418,757
                                                                              ------------
             Financials - Diversified - 3.62%
 2,000,000   Ford Motor Credit Company 7.25%, 10/25/11                           1,732,318
 2,000,000   General Motors Acceptance Corporation 7.324%, 12/01/14(2)           1,604,678
                                                                              ------------
                                                                                 3,336,996
                                                                              ------------
             Health Care - Equipment - 1.11%
   500,000   Bausch & Lomb Incorporated 144A restricted, 9.875%, 11/01/15          507,500
   500,000   Biomet, Inc. 144A restricted, 10.00%, 10/15/17                        510,000
                                                                              ------------
                                                                                 1,017,500
                                                                              ------------
             Health Care - Services - 7.94%
 1,000,000   DaVita, Inc. 7.25%, 03/15/15(1)                                     1,002,500
 1,500,000   Fresenius Medical Care Capital Trust IV 7.875%, 06/15/11            1,552,500
 1,000,000   HCA Inc. 9.125%, 11/15/14(1)                                        1,040,000
 1,000,000   Psychiatric Solutions, Inc. 7.75%, 07/15/15                           997,500
 2,000,000   Res-Care, Inc. 7.75%, 10/15/13                                      1,980,000
   750,000   United Surgical Partners International, Inc. 8.875%, 05/01/17         740,625
                                                                              ------------
                                                                                 7,313,125
                                                                              ------------
             Industrials - Capital Goods - 8.42%
   250,000   Actuant Corporation  144A restriced, 6.875%, 06/15/17                 247,500
   500,000   American Railcar Industries, Inc. 7.50%, 03/01/14                     472,500
 1,000,000   Baldor Electric Company 8.625%, 02/15/17(1)                         1,030,000
 1,500,000   Bombardier Inc. 144A restricted, 6.30%, 05/01/14                    1,466,250
 1,000,000   DRS Technologies, Inc. 6.875%, 11/01/13                               995,000
   500,000   Interline Brands, Inc. 8.125%, 06/15/14                               495,000
 1,250,000   L-3 Communications Corporation 6.375%, 10/15/15                     1,231,250
 1,000,000   Manitowoc Company, Inc. (The) 7.125% 11/01/13                         990,000
   350,000   Mueller Water Products, Inc. 7.375%, 06/01/17                         312,812
   500,000   Terex Corporation  7.375%, 01/15/14                                   506,250
                                                                              ------------
                                                                                 7,746,562
                                                                              ------------
             Industrials - Commerical Services & Supplies - 11.95%
 1,750,000   Alliance Laundry Systems LLC 8.50%, 01/15/13                        1,680,000
 1,500,000   Allied Waste North America, Inc. 6.875%, 06/01/17(1)                1,462,500
 2,500,000   ARAMARK Services, Inc. 5.00%, 06/01/12                              2,150,000
   750,000   Corrections Corporation of America 6.25%, 03/15/13                    738,750
 1,000,000   GEO Group, Inc. (The) 8.25%, 07/15/13                               1,010,000
 2,250,000   Great Lakes Dredge & Dock Company 7.75%, 12/15/13                   2,103,750
 1,000,000   Mobile Mini, Inc. 6.875%, 05/01/15                                    910,000
   500,000   US Investigations Services Inc. 10.50%, 11/01/15(1)                   457,500
   500,000   Waste Services, Inc. 9.50%, 04/15/14                                  487,500
                                                                              ------------
                                                                                11,000,000
                                                                              ------------
             Industrials - Transportation - 1.49%
   500,000   CMA CGM S.A. 144A restricted, 7.25%, 02/01/13                         480,000
 1,000,000   Park-Ohio Industries, Inc. 8.375%, 11/15/14                           890,000
                                                                              ------------
                                                                                 1,370,000
                                                                              ------------
             Information Technology - Hardware & Equipment - 2.33%
 2,000,000   Flextronics International Ltd. 6.25%, 11/15/14                      1,905,000
   250,000   Seagate Technologies HDD Holdings 6.80%, 10/01/16                     243,750
                                                                              ------------
                                                                                 2,148,750
                                                                              ------------
             Information Technology - Semiconductors &
              Semiconductor Equipment - 1.46%
 1,000,000   Freescale Semiconductor, Inc. 8.875%, 12/15/14                        892,500
   500,000   Spansion LLC 144A restricted, 8.249%, 06/01/13(3)                     450,000
                                                                              ------------
                                                                                 1,342,500
                                                                              ------------
             Information Technology - Software & Services - 6.42%
 1,000,000   First Data Corporation  144A restricted, 9.875%, 09/24/15             930,000
 2,000,000   Iron Mountain Incorporated 8.625%, 04/01/13                         2,025,000
 1,500,000   SunGard Data Systems Inc. 10.25%, 08/15/15                          1,533,750
 1,500,000   Unisys Corporation 6.875%, 03/15/10                                 1,421,250
                                                                              ------------
                                                                                 5,910,000
                                                                              ------------
             Materials - 1.61%
   500,000   Georgia-Pacific Corporation 144A restricted, 7.00%, 01/15/15          486,250
   500,000   Nalco Company 7.75%, 11/15/11                                         506,250
   250,000   Steel Dynamics, Inc. 144A restricted, 7.375%, 11/01/12                251,250
   250,000   Tronox Worldwide LLC 9.50%, 12/01/12                                  241,250
                                                                              ------------
                                                                                 1,485,000
                                                                              ------------
             Telecommunication Services - 1.59%
 1,000,000   Nextel Communications, Inc. 6.875%, 10/31/13                          985,122
   500,000   Syniverse Technologies Inc. 7.75%, 08/15/13                           482,500
                                                                              ------------
                                                                                 1,467,622
                                                                              ------------
             Utilities - 2.79%
   321,000   AES Corporation (The) 144A restricted, 8.75%, 05/15/13                335,044
   500,000   AES Corporation (The) 144A restricted, 8.00%, 10/15/17                511,250
 1,000,000   NRG Energy, Inc. 7.25%, 02/01/14                                      975,000
   750,000   Texas Competitive Electric Holdings Company LLC
              144A restricted, 10.25%, 11/01/15                                    742,500
                                                                              ------------
                                                                                 2,563,794
                                                                              ------------
               TOTAL NON-CONVERTIBLE BONDS
                (cost $87,484,020)                                              83,309,435
                                                                              ------------
COMMON STOCKS - 2.96%
             Energy - 1.34%
    10,000   Energy Transfer Partners, L.P.(1)                                     538,800
    25,000   Kayne Anderson Energy Total Return Fund, Inc.(1)(6)                   691,250
                                                                              ------------
                                                                                 1,230,050
                                                                              ------------
             Health Care - Pharmaceuticals & Biotechnology - 0.67%
    27,000   Pfizer Inc.                                                           613,710
                                                                              ------------
             Health Care - Services - 0.23%
     7,500   Brookdale Senior Living Inc.                                          213,075
                                                                              ------------
             Industrials - Transportation - 0.72%
    25,000   Eagle Bulk Shipping Inc.                                              663,750
                                                                              ------------
               TOTAL COMMON STOCKS
                (cost $2,707,316)                                                2,720,585
                                                                              ------------
PREFERRED STOCK - 0.42%
             Financials - Banks - 0.42%
    15,000   Fannie Mae Fixed-To-Floating-Rate Non-Cumulative
              Preferred Stock, Series S(4)
              (cost $377,500)                                                      386,250
                                                                              ------------
SHORT-TERM INVESTMENTS - 5.06%
             Commercial Paper - 4.15%
   650,000   General Mills, Inc. 5.55%, 01/03/08                                   649,900
   315,000   Kinder Morgan Energy Partners L.P. 5.60%, 01/03/08                    314,951
   700,000   Wisconsin Enegy Corporation 5.05%, 01/04/08                           699,804
   500,000   CVS Corporation 5.25%, 01/07/08                                       499,635
   385,000   Starbucks Corporation 5.50%, 01/08/08                                 384,647
   500,000   Time Warner Inc. 5.37%, 01/14/08                                      499,105
   450,000   H.J. Heinz Finance Company 5.40%, 01/16/08                            449,055
   325,000   Avery Dennison Corporation 5.50%, 01/17/08                            324,255
                                                                              ------------
                                                                                 3,821,352
                                                                              ------------
             Variable Rate Security - 0.91%
   835,301   Wisconsin Corporate Central Credit Union 4.53%, 01/02/08(5)           835,301
                                                                              ------------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $4,656,653)                                                4,656,653
                                                                              ------------
INVESTMENTS PURCHASED WITH CASH PROCEEDS
 FROM SECURITIES LENDING - 10.06%
             Money Market Fund - 0.29%
   264,380   Blackrock Provident Institutional Funds
              TempCash Fund 4.66%, 01/02/08                                        264,380
                                                                              ------------
             Repurchase Agreement - 9.77%
 9,000,000   Barclays Capital, Inc. Repurchase Agreement: (Dated 12/31/07),
              4.50%, Due 01/02/08 (Repurchase Proceeds $9,002,250),
              (collateralized by investment grade corporate bonds)               9,000,000
                                                                              ------------
               TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS
                FROM SECURITIES LENDING (cost $9,264,380)                        9,264,380
                                                                              ------------
               TOTAL INVESTMENTS (cost $104,489,869) - 109.00%                 100,337,303
                                                                              ------------
             LIABILITIES, NET OF OTHER ASSETS - (9.00)%                         (8,282,232)
                                                                              ------------
               TOTAL NET ASSETS
                (basis of percentages disclosed above) - 100%                 $ 92,055,071
                                                                              ------------
                                                                              ------------

(1) All or a portion of principal or shares are on loan.
(2) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 220 basis points.
(3) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 312.5 basis points.
(4) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
     (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(5) Subject to a demand feature as defined by the Securities and Exchange Commission.
(6) Closed end mutual fund.

         The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2007
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $95,225,489) .....   $ 91,072,923
    Securities lending collateral (cost $9,264,380) ...........      9,264,380
                                                                  ------------
              Total investments ...............................    100,337,303
                                                                  ------------
    Dividend and interest receivables ....................           1,553,374
    Other .....................................................          2,668
                                                                  ------------
              Total assets ....................................    101,893,345
                                                                  ------------

LIABILITIES
    Payables -
         Collateral received for securities loaned ............      9,264,380
         Investment securities purchased ......................        485,458
         Due to adviser -
              Management fee ..................................         34,525
              Accounting and administrative fee ...............          4,110
         12b-1 and servicing fee ..............................            733
         Other payables and accrued expense ...................         49,068
                                                                  ------------
              Total liabilities ...............................      9,838,274
                                                                  ------------
              Total net assets ................................   $ 92,055,071
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF
    Paid in capital ...........................................   $171,575,242
    Net unrealized depreciation on investments ................     (4,152,566)
    Accumulated net realized loss on investments ..............    (75,450,987)
    Accumulated undistributed net investment income ...........         83,382
                                                                  ------------
              Total net assets ................................   $ 92,055,071
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $91,921,135
Shares outstanding ............................................      9,032,340
NET ASSET VALUE PER SHARE ($.05 par value,
75,000,000 shares authorized),
 offering price and redemption price ..........................         $10.18
                                                                        ------
                                                                        ------
Class N:
Net assets ....................................................       $133,936
Shares outstanding ............................................         13,316
NET ASSET VALUE PER SHARE ($.05 par value,
25,000,000 shares authorized),
 offering price and redemption price ..........................         $10.06
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2007
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................    $ 7,071,563
    Dividend ..................................................        118,379
    Securities lending (net) ..................................         14,657
    Other .....................................................        188,486
                                                                   -----------
         Total income .........................................      7,393,085
                                                                   -----------

EXPENSES
    Management fee ............................................        435,005
    Transfer agent fees .......................................         60,921
    Accounting and administrative fees ........................         50,000
    Registration fees .........................................         33,397
    Audit and tax fees ........................................         24,950
    Accounting system and pricing service fees ...............          19,529
    Directors' fees ...........................................         16,440
    Legal fees ................................................         14,257
    Printing ..................................................          9,941
    Postage and mailing .......................................          9,377
    Insurance .................................................          4,844
    Custodian fees ............................................          4,491
    12b-1 fees - Class N ......................................            396
    Servicing fees - Class N ..................................            158
    Other operating expenses ..................................          5,520
                                                                   -----------
         Total expenses .......................................        689,226
                                                                   -----------
         Net investment income ................................      6,703,859
                                                                   -----------

NET REALIZED GAIN ON INVESTMENTS ..............................        508,529
                                                                   -----------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (5,300,992)
                                                                   -----------
    Net realized and unrealized loss on investments ...........     (4,792,463)
                                                                   -----------
    Net increase in net assets resulting from operations ......    $ 1,911,396
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
-------------------------------------------------------------------------------
                                                 2007                 2006
                                              ------------        ------------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................   $ 6,703,859         $ 6,903,322
    Net realized gain (loss)
     on investments ........................       508,529            (902,940)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (5,300,992)          2,899,667
                                              ------------        ------------
         Net increase in net assets
          resulting from operations ........     1,911,396           8,900,049
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (6,680,750)         (6,890,281)
    From net investment income - Class N ...       (10,912)             (8,080)
                                             -------------        ------------
         Total distributions ...............    (6,691,662)         (6,898,361)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS (1)
    Proceeds from shares issued - Class I
     (593,060  and 416,315
     shares, respectively) .................     6,308,168           4,458,130
    Reinvestment of distributions - Class I
     (544,183 and 545,280
     shares, respectively) .................     5,713,404           5,786,373
    Cost of shares redeemed - Class I
     (1,440,715 and 1,311,982
     shares, respectively) .................   (15,421,898)        (14,023,906)
    Proceeds from shares issued - Class N
     (29,884  and 7,446
     shares, respectively) .................       316,084              79,197
    Reinvestment of distributions - Class N
     (1,003 and 730
     shares, respectively) .................        10,415               7,661
    Cost of shares redeemed - Class N
     (29,539 and 1,222
     shares, respectively) .................      (310,734)            (12,915)
                                              ------------        ------------
         Decrease in net assets
          derived from capital share
          transactions .....................    (3,384,561)         (3,705,460)
                                              ------------        ------------
         Total decrease in net assets ......    (8,164,827)         (1,703,772)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................   100,219,898         101,923,670
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $83,382 and $71,185, respectively) .  $ 92,055,071        $100,219,898
                                             -------------        ------------
                                             -------------        ------------

(1) Transactions have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007
(Note 7).

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2007
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         Decemeber 31, 2007, reclassifications were recorded to decrease accumulated net realized loss on investments by $4,045,101 and decrease paid in capital by $4,045,101.  This adjustment is attributable to the expiration of capital loss carryforwards.

         The tax character of distributions paid during the years ended
         December 31 was as follows:

                                            12/31/2007         12/31/2006
                                            ----------         ----------
              Distributions paid from:
              Ordinary income ............  $6,691,662         $6,898,361
                                            ----------         ----------
                                            ----------         ----------

         As of December 31, 2007, investment cost for federal tax purposes was
         $104,477,555 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $    653,640
              Unrealized depreciation .......................   (4,793,892)
                                                              ------------
              Net unrealized depreciation ...................   (4,140,252)
                                                              ------------
              Undistributed ordinary income .................       71,068
              Accumulated net realized capital loss .........  (75,450,987)
              Paid in capital ...............................  171,575,242
                                                              ------------
              Net assets .................................... $ 92,055,071
                                                              ------------
                                                              ------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to holdings in partnership interests and the return of capital from investments.

         The Fund utilized approximately $640,000 of capital loss carryforwards during 2007.  In addition, approximately $4,045,000 of capital loss carryforwards expired at the end of 2007.  As of December 31, 2007, the Fund has capital loss carryforwards of approximately $75,314,000, which expire as follows: $19,346,000 in 2008, $30,985,000 in 2009,
         $23,496,000 in 2010 and $1,487,000 in 2014.  To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

         As of December 31, 2007, the Fund realized post-October losses of approximately $137,000, which for tax purposes, will be deferred and recognized in the following year.

         As of December 31, 2007, the Fund had no tax deferral of wash loss sales.

         In July 2006, the Financial Accounting Standards Board ("FASB") issued
         Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"
         ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination.  The Fund adopted FIN 48 in 2007.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2007.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007.  At December 31, 2007, the tax years 2004 through 2007 remain open to examination in the Fund's major tax jurisdictions.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $9,757 for the year ended December 31, 2007 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the year ended December 31,2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $51,800,029 and $56,661,259, respectively.

(4) Future Adoption of New Accounting Standard --
    In September 2006, FASB issued Statement of Financial Accounting Standards
    No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of December 31, 2007, the Fund does not believe the future adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(5) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

(6) Securities Lending --
    The Fund may lend up to one-third of its portfolio securities to borrowers as permitted under the 1940 Act and pursuant to a securities lending agreement with Marshall & Ilsley Trust Company N.A. The Agreement requires that loans are fully collateralized based on values that are marked-to-market daily. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities on loan.

    The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The Fund continues to receive interest or dividends on the securities on loan during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.

    As of December 31, 2007 the Fund had lent securities that were collateralized by cash equivalents. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value, if the borrower fails to return the borrowed securities.  As of December 31, 2007 the value of the Fund's securities on loan was $9,041,972 and the value of the related collateral was $9,264,380.

(7) Reverse Stock Split --
    Pursuant to the approval of the Fund's Board of Directors, on January 29,
    2007, the Fund executed a reverse stock split whereby each shareholder of
    Class I and Class N shares received one share for every five held (0.20 shares received for each share outstanding). All periods presented in this report have been adjusted to reflect the one for five reverse stock split.
    The purpose for the split was to make the net asset value per share more responsive to moves in the high-yield bond market.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
Nicholas High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
February 11, 2008

Historical Record (1)
(unaudited)
------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502(a)        76,820

Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119(a)        11,018

(1) Per share amounts presented and in footnote (a) of this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007 (Note 7).
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.

    The Fund distributed no capital gains for the time periods listed.

(a) Paid on April 27, 2007, $0.1895 and $0.1806 to respective Class I and Class
N shareholders of record as of April 26, 2007.
    Paid on July 25, 2007, $0.1949 and $0.1856 to respective Class I and Class
N shareholders of record as of July 24, 2007.
    Paid on October 29, 2007, $0.1774 and $0.1718 to respective Class I and
Class N shareholders of record as of October 26, 2007.
    Paid on December 24, 2007, $0.1884 and $0.1739 to respective Class I and
Class N shareholders of record as of December 21, 2007.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
A discussion of the Approval by the Board of Directors of the Fund's Investment
Advisory Contract can be found in the Fund's Semiannual Report dated June 30,
2007.

Tax Information
December 31, 2007 (unaudited)
------------------------------------------------------------------------------
The Fund designates 0.05%, 1.24%, 2.16% and 3.48% of the respective April, July
October and December 2007 ordinary income distributions for the year ended
December 31, 2007, to qualify for the dividend received deduction available to corporate shareholders and as qualified dividend income under the Jobs and
Growth Tax Relief Reconciliation Act of 2003.

The Fund had no capital gain distributions during the year ended December 31,
2007 and therefore does not designate an amount as a capital gain dividend for this period.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

1664:    Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------

    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2007.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.

                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
David O. Nicholas, 46 (1), (3)   President,      (2), 3 years  Chief Investment Officer          4            None
                                 Director and                  and Director, Nicholas Company,
                                 Co-Portfolio                  Inc., the Adviser to the
                                 Manager                       Fund.  He is Portfolio Manager
                                                               of Nicholas II, Inc. and
                                                               Nicholas Limited Edition, Inc.
                                                               and is Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.,
                                                               Nicholas High Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.

DISINTERESTED DIRECTORS
Robert H. Bock, 75               Director       (2), 5 years   Private Investor, Consultant,      6            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.

Timothy P. Reiland, 51           Director       (2), 3 years   Private Investor, Consultant,      6            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.

Jay H. Robertson, 56             Director       (2), 13 years  Private Investor, April 2000       7            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.

OFFICERS
Albert O. Nicholas, 76 (3)       Executive       Annual,       Chief Executive Officer, President and
                                 Vice President  30 years      Chairman of the Board, Nicholas
                                                               Company, Inc., the Adviser
                                                               to the Fund.  He is Co-Portfolio
                                                               Manager of Nicholas Fund, Inc.,
                                                               and Nicholas Equity Income
                                                               Fund, Inc.  He formerly was
                                                               the sole Portfolio Manager
                                                               of these funds since each
                                                               fund's inception.  He was a
                                                               Director of the Fund until
                                                               October 29, 2004.

David L. Johnson, 65 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  26 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.

Jeffrey T. May, 51               Senior Vice     Annual,       Senior Vice President, Treasurer
                                 President,      14 years      and Chief Compliance Officer, Nicholas
                                 Secretary,                    Company, Inc., the Adviser to the
                                 Treasurer and                 Fund.  He is Portfolio
                                 Chief Compliance              Manager of Nicholas Money Market
                                 Officer                       Fund, Inc.

Lawrence J. Pavelec, 49          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       5 years       Company, Inc., the Adviser to the
                                 and Co-Portfolio              Fund.  He has been Co-Portfolio
                                 Manager                       Manager of Nicholas High Income Fund,
                                                               Inc. since April 2003.  He was a
                                                               portfolio manager for Brandes
                                                               Investment Partners from 1999 to
                                                               April 2003.

Candace L. Lesak, 50             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 21 years      the Adviser to the Fund.
____________________

(1)     David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas is the son of Albert O. Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.

    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free)
or 414-276-0535.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 26, 2007

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,200 in 2007 and $22,350 in 2006.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,250 in 2007 and $3,100 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/29/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/29/2008

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/29/2008